--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                               September 15, 2004
                Date of Report (date of earliest event reported)

                            CYPRESS BIOSCIENCE, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

          Delaware                      0-12943                  22-2389839
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



                         4350 Executive Drive, Suite 325
                           San Diego, California 92121
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (858) 452-2323


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



--------------------------------------------------------------------------------

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


     On September 20, 2004, we issued a press release announcing that we appointed Dr. Perry Molinoff and Dr. Gary Tollefson as members of the Board of Directors of the Company. The text of this press release is set forth as Exhibit 99.1.

     The appointment of Dr. Perry Molinoff and Dr. Gary Tollefson as members of the Board of Directors of the Company is effective as of September 15, 2004. Dr. Molinoff will serve as a member of the Company's Compensation and New Products Committees and Dr. Tollefson will serve as a member of the Company's Nominating and New Products Committees.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits:
     99.1 Press Release issued by the Company on September 20, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CYPRESS BIOSCIENCE, INC.


                                    By:    /s/ Jay D. Kranzler
                                           -------------------------------------
                                           Jay D. Kranzler
                                           Chief Executive Officer and President


Date: September 20, 2004

                                INDEX TO EXHIBITS

99.1    Press Release issued by the Company on September 20, 2004.



















                                       2